SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 18, 2003
                                                          --------------


                                 MangoSoft, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


     Nevada                          0-30781                   87-0543565
     ------                          -------                   ----------
 (State or other            (Commission File Number)         (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)




                   12 Pine Street Extension, Nashua, NH 03060
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (603) 324-0400
                                                            --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.    Other Events.

         On March 18, 2003, MangoSoft filed a Certificate of Correction of Certificate of Decrease of Authorized Shares with the office of the Nevada Secretary of State correcting the effective date and time of the previously announced 1-for-27 reverse stock split of its common stock. The Certificate of Correction changed the effective date and time of the reverse stock split from 8:59 p.m. Pacific Standard Time on February 28, 2003 to 7:59 a.m. Eastern Standard Time on March 7, 2003.

         On March 7, 2003, the trading symbol of MangoSoft's common stock was changed from MNGX to MGOF in connection with the reverse stock split.

































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



                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MANGOSOFT, INC.
                                          (Registrant)



Dated:  March 18, 2003                    By: /s/ Dale Vincent
                                              ------------------------------
                                               Dale Vincent
                                               Chief Executive Officer
                                               (Principal Executive Officer)































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